UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) June 23, 2006 (June 22, 2006)
                                                  -----------------------------

                           WESTERN GAS RESOURCES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        1-10389               84-1127613
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(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                  File Number)       Identification No.)


             1099 18th Street, Suite 1200                         80202
                   Denver, Colorado
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      (Address of principal executive offices)                 (Zip Code)


                                 (303) 452-5603
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.03         Material Modification to Rights of Security Holders.

         In connection with the Agreement and Plan of Merger, dated as of June 22, 2006 (the "Merger Agreement"), by and among Western Gas Resources, Inc.("Western"), Anadarko Petroleum Corporation ("Parent") and APC Merger Sub, Inc., a wholly owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will merge with and into Western on the terms and subject to the conditions in the Merger Agreement (the "Merger"), on June 22, 2006, Western and Computershare Trust Company, N.A. (successor-in-interest to Fleet National Bank (f/k/a Bank Boston, N.A.)), as rights agent (the "Rights Agent"), executed Amendment No. 1 ("Amendment No. 1") to the Rights Agreement, dated as of March 22, 2001 (the "Rights Agreement"), between Western and the Rights Agent.

         Capitalized terms used below but not defined herein have the meanings assigned thereto in the Rights Agreement. Amendment No. 1 provides that (i) none of Parent, Merger Sub or any Affiliate or Associate thereof is an Acquiring Person, and no Stock Acquisition Date, Distribution Date or event to which
Section 11(a)(ii) or Section 13 of the Rights Agreement would otherwise be applicable will occur as a result of the execution or delivery of the Merger Agreement, the Company Voting Agreements (as defined in the Merger Agreement) or the consummation of the Merger and the other transactions contemplated by the Merger Agreement and the Company Voting Agreements and (ii) the Rights Agreement will terminate and the Rights will expire immediately prior to the effective time of the Merger.

         The Rights Agreement is filed as Exhibit 1 to the Western's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on March 30, 2001 and is incorporated herein by reference. Amendment No. 1 is filed as Exhibit 4.6 hereto and is incorporated herein by reference. The foregoing description of the Rights Agreement and Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01.        Financial Statements and Exhibits.

         (d)      Exhibits

          4.6 Amendment No. 1, dated as of June 22, 2006, to the Rights Agreement, dated as of March 22, 2001, between Western Gas Resources, Inc. and Computershare Trust Company, N.A. (successor-in-interest to Fleet National Bank (f/k/a Bank Boston, N.A.)), as rights agent

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      WESTERN GAS RESOURCES, INC.


                                      By:  /s/ William J. Krysiak
                                           ------------------------------------
                                           Name:  William J. Krysiak
                                           Title: Executive Vice President and
                                                  Chief Financial Officer



Date: June 23, 2006


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                                  EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------

          4.6 Amendment No. 1, dated as of June 22, 2006, to the Rights Agreement, dated as of March 22, 2001, between Western Gas Resources, Inc. and Computershare Trust Company, N.A. (successor-in-interest to Fleet National Bank (f/k/a Bank Boston, N.A.)), as rights agent